UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 5, 2010

Internap Network Services Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-27265 (Commission File Number)	91-2145721 (IRS Employer Identification Number

250 William Street, Atlanta, Georgia (Address of Principal Executive Offices)	30303 (Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Item 2.02             Results of Operations and Financial Condition.

On May 6, 2010, Internap Network Services Corporation (the “Company”)  issued a press release announcing its financial results for the quarter ended March 31, 2010. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this or such filing.  The information in this report, including the exhibit hereto, shall be deemed to be “furnished” and therefore shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In March 2010, the Company appointed Steven A. Orchard, Senior Vice President Operations and Support, as an officer under Section 16 of the Securities Exchange Act of 1934, as amended. Following his appointment, Mr. Orchard became entitled to participate in the Company’s Employment Security Plan (the “Plan”), which provides him certain benefits in the event his employment is terminated, either in connection with or unrelated to a change in control of the Company. The Company previously disclosed the terms of the Plan and filed a copy of the Plan with the Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 19, 2007.

On May 5, 2010, the Company entered into a joinder agreement with Mr. Orchard which modifies the general terms of the Plan as follows: Mr. Orchard will be required to provide two months prior written notice of his intention to terminate employment. If accepted by the Company, the Company will pay Mr. Orchard’s base salary and health benefits during the two-month notice period. Mr. Orchard’s post-employment covenants with respect to non-competition and non-solicitation continue for seven months following the termination of his employment.

Item 9.01             Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1*	Joinder Agreement of Steven A. Orchard, dated May 5, 2010.
99.1	Press Release dated May 6, 2010.
_______________
*           Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION

Date: May 6, 2010
	By:	/s/ George E. Kilguss III
George E. Kilguss III
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1*	Joinder Agreement of Steven A. Orchard, dated May 5, 2010.
99.1	Press Release dated May 6, 2010.
_______________
*           Management contract or compensatory plan or arrangement.